UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of
The Securities Exchange Act of 1934

November 24, 2025
Date of Report (Date of earliest event reported)

Bed Bath & Beyond, Inc.
(Exact name of registrant as specified in its charter)

Delaware	000-41850	87-0634302
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

433 W. Ascension Way, 3rd Floor
Murray
Utah 84123
(Address of principal executive offices)(Zip Code)

 (801) 947-3100
Registrant’s telephone number, including area code

Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.0001 par value per share	BBBY	New York Stock Exchange
Warrants to Purchase Shares of Common Stock	BBBY WS	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry into a Material Definitive Agreement.

Merger Agreement

On November 24, 2025, Bed Bath & Beyond, Inc., a Delaware corporation (the “Company”), entered into an Agreement and Plan of Merger (the “Merger Agreement”), by and among the Company, Knight Merger Sub II, Inc., a Delaware corporation and wholly owned subsidiary of the Company, and The Brand House Collective, Inc., a Tennessee corporation (“TBHC”), pursuant to which, subject to the terms and conditions set forth therein, Merger Sub will merge with and into TBHC (the “Merger”), with TBHC surviving such Merger as a wholly owned subsidiary of the Company.

Merger Consideration

Under the Merger Agreement, at the effective time of the Merger (the “Effective Time”), each share of common stock, no par value, of TBHC (the “TBHC Common Stock”) issued and outstanding immediately prior to the Effective Time (other than treasury shares and any shares of TBHC Common Stock held directly by the Company or Merger Sub) will be converted into the right to receive 0.1993 shares (the “Exchange Ratio”) of a fully paid and non-assessable share of common stock, par value $0.0001 per share, of the Company (the “Company Common Stock”) and, if applicable, cash in lieu of fractional shares, subject to any applicable withholding.

At the Effective Time, (i) each award of TBHC restricted share units (“TBHC RSU”) that is outstanding as of immediately prior to the Effective Time will automatically fully vest and be converted into the right to receive, without interest and subject to applicable withholding taxes, (A) a number of shares of Company Common Stock equal to the number of shares of TBHC subject to the TBHC RSU multiplied by the Exchange Ratio and (B) if applicable, cash in lieu of fractional shares, and (ii) each option to purchase TBHC Common Stock (“TBHC Option”) that is outstanding as of immediately prior to the Effective Time will be automatically converted into the right to receive, without interest and subject to applicable withholding taxes, (A) a number of shares of Company Common Stock equal to the Net Option Share Amount (as defined in the Merger Agreement) applicable to the TBHC Option multiplied by the Exchange Ratio and (B) if applicable, cash in lieu of fractional shares.

Conditions to the Merger

The obligation of TBHC and the Company to consummate the transactions contemplated by the Merger Agreement is subject to the satisfaction or waiver of a number of customary conditions, including: (i) the adoption of the Merger Agreement by TBHC’s shareholders, including the affirmative vote of a majority of the votes cast by Disinterested Shareholders (as defined in the Merger Agreement) at a meeting duly called and held for such purpose; (ii) the Company’s registration statement on Form S-4 to be filed in connection with the Merger having become effective, and the shares of Company Common Stock issuable in the Merger having been approved for listing on the New York Stock Exchange; (iii) at the Company’s election, either (A) the payoff of TBHC’s credit facility with Bank of America, N.A. (the “TBHC ABL”) or (B) the use of commercially reasonable efforts by the Company and TBHC to amend the TBHC ABL in form and substance reasonably acceptable to the Company and TBHC; (iv) the absence of laws or orders restraining the consummation of the Merger; (v) the representations and warranties of TBHC and the Company being true and correct, subject to the materiality standards contained in the Merger Agreement, and TBHC and the Company having complied in all material respects with their respective obligations under the Merger Agreement; and (vi) the absence of any effects that have constituted or resulted in, or would reasonably be expected to constitute or result in, a material adverse effect for TBHC or the Company.

Representations and Warranties; Covenants

The Merger Agreement contains customary representations and warranties given by TBHC, the Company and Merger Sub. TBHC has also made customary covenants in the Merger Agreement, including covenants relating to conduct of its business prior to the closing of the Merger. The Company has agreed to (i) appear at any TBHC shareholder meeting to have the Company’s shares counted as present for purposes of establishing a quorum and (ii) vote the Company’s shares in favor of the adoption of the Merger Agreement and the Merger.

The Merger Agreement also contains covenants by TBHC not to solicit or participate in any discussions or negotiations with any person making an inquiry or proposal for an alternative transaction, and requiring TBHC’s board of directors to recommend the transaction-related proposals to its shareholders, in each case subject to certain exceptions. Prior to the approval of the transaction-related proposals by TBHC’s shareholders, the board of directors of TBHC may change its recommendation in response to an unsolicited proposal for an alternative transaction, if it determines that the proposal constitutes a “Company Superior Proposal” (as defined in the Merger Agreement) and that failure to take such action would reasonably be expected to be inconsistent with its fiduciary duties to its shareholders under applicable law, subject to complying with certain procedures set forth in the Merger Agreement. Prior to the approval of the transaction-related proposals by TBHC’s shareholders, TBHC’s board of directors may also change their recommendation if a “Company Intervening Event” (as defined in the Merger Agreement) occurs, and TBHC’s board of directors determines, after consultation with its outside legal counsel and financial advisor, that failing to change its recommendation would be reasonably likely to be inconsistent with its fiduciary duties, subject to complying with certain procedures set forth in the Merger Agreement.

Termination and Termination Fees

The Merger Agreement contains customary mutual termination rights for TBHC and the Company, including if the Merger is not completed by May 24, 2026 (subject to extension under certain circumstances) (the “Outside Date”), and if the required approval of TBHC’s shareholders is not obtained. The Merger Agreement also contains customary termination rights for the benefit of each party, including (i) if the board of directors of the other party changes its recommendation, (ii) if the board of directors of such party authorizes entry into a definitive agreement relating to a superior proposal and (iii) if the other party breaches its representations, warranties or covenants under the Merger Agreement in a way that would result in a failure of its condition to closing being satisfied (subject to certain procedures and cure periods).

Under the Merger Agreement, TBHC will be required to pay a termination fee to the Company equal to $1,025,300 if the Merger Agreement is terminated in certain circumstances, including if the Merger Agreement is terminated because TBHC’s board of directors has changed its recommendation or if the required approval of TBHC’s shareholders is not obtained. In the event that the required approval of TBHC’s shareholders is not obtained, TBHC will also reimburse the Company’s expenses in an amount equal to $341,800.

Additional Information

The foregoing description of the Merger and the Merger Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Merger Agreement, which is attached hereto as Exhibit 2.1 and incorporated herein by reference.

A copy of the Merger Agreement has been included to provide investors with information regarding its terms and is not intended to provide any factual information about TBHC or the Company. The Merger Agreement contains representations, warranties, covenants and agreements, which were made only for purposes of such agreement and as of specified dates. The representations and warranties in the Merger Agreement reflect negotiations between the parties to the Merger Agreement and are not intended as statements of fact to be relied upon by stockholders, or any individual or other entity other than the parties. In particular, the representations, warranties, covenants and agreements in the Merger Agreement may be subject to limitations agreed by the parties, including having been modified or qualified by certain confidential disclosures that were made between the parties in connection with the negotiation of the Merger Agreement, and having been made for purposes of allocating risk among the parties rather than establishing matters of fact. In addition, the parties may apply standards of materiality in a way that is different from what may be viewed as material by investors. As such, the representations and warranties in the Merger Agreement may not describe the actual state of affairs at the date they were made or at any other time and you should not rely on them as statements of fact. Moreover, information concerning the subject matter of the representations and warranties may change after the date of the Merger Agreement, and unless required by applicable law, the Company undertakes no obligation to update such information.

Second Amendment to Amended and Restated Credit Agreement

As previously disclosed, on May 7, 2025, the Company, TBHC, KIRKLAND’S STORES, INC., a Tennessee corporation (the “Term Loan Lead Borrower”) and the other loan parties thereto entered into that certain Amended and Restated Term Loan Credit Agreement (as amended by that certain Amendment No. 1 to Amended and Restated Term Loan Credit Agreement, dated as of September 15, 2025, the “Existing Credit Agreement”).

On November 24, 2025, the Company, TBHC, and the other loan parties party thereto entered into that certain Amendment No. 2 to Amended and Restated Term Loan Credit (the “Second Amendment”), pursuant to which the Company agreed to increase the delayed draw term loan commitments made available by the Company to TBHC by $10,000,000, to an aggregate amount of $30,000,000. Concurrently with the Second Amendment, the Term Loan Lead Borrower borrowed $10,000,000 of delayed draw term loans.

The foregoing description of the Second Amendment to Amended and Restated Credit Agreement is qualified in its entirety by reference to the Second Amendment, which is filed as Exhibit 10.1 to this Current Report Form 8-K.

Item 2.03.	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The foregoing disclosure under “Second Amendment to Amended and Restated Credit Agreement” in Item 1.01 hereof is incorporated by reference into this Item 2.03.

Item 9.01.	Financial Statements and Exhibits

(d) Exhibits.

Exhibit Number	Exhibit Description
2.1*	Agreement and Plan of Merger, dated as of November 24, 2025, by and among Bed Bath & Beyond, Inc., Knight Merger Sub II, Inc., and The Brand House Collective, Inc.
10.1*
Amendment No. 2 to Amended and Restated Term Loan Credit Agreement, dated as of November 24, 2025, entered into by and among Kirkland’s Stores, Inc., a Tennessee corporation, as Lead Borrower, the other Loan Parties party thereto, the lenders party thereto and Bed Bath & Beyond, Inc., as Administrative Agent and Collateral Agent.

104	The cover page from this Current Report on Form 8-K, formatted in Inline XBRL (included as Exhibit 101)

* Certain schedules and exhibits have been omitted pursuant to Item 601(a)(5) of Regulation S-K. The Reporting Company agrees to furnish supplementally a copy of any omitted schedule or exhibit to the SEC upon request.

Cautionary Note Regarding Forward-Looking Statements

This Current Report on Form 8-K contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended (the “Securities Act”) and Section 21E of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). Such forward-looking statements include all statements other than statements of historical fact, including but not limited to statements regarding the Merger, its consummation, shareholder approval and listing requirements, termination fees if the Merger is not consummated, our anticipated financial performance, including the anticipated closing of and synergies related to the Merger, actions related to the TBHC ABL, our industry, business strategy, plans, goals and expectations concerning our market position, future operations and other financial and operating information, and the timing of any of the foregoing. Forward-looking statements are neither promises nor guarantees, but involve known and unknown risks, uncertainties and other important factors that may cause our actual results, performance or achievements to be materially different from any future results, performance or achievements expressed or implied by the forward-looking statements, including, but not limited to uncertainties as to the timing of the consummation of the proposed transaction and the ability of the parties to consummate the proposed transactions; the satisfaction of the conditions precedent to consummation of the proposed transaction, including the approval of TBHC’s shareholders; the ability to obtain required regulatory approvals at all or in a timely manner; any litigation related to the proposed transaction; disruption of the Company’s or TBHC’s current plans and operations as a result of the proposed transaction; the ability the Company or TBHC to retain and hire key personnel; competitive responses to the proposed transaction; unexpected costs, charges or expenses resulting from the proposed transaction; the ability of the Company to successfully integrate TBHC’s operations; the ability of the Company to implement its plans, forecasts and other expectations with respect to TBHC’s business after the completion of the transaction, if consummated; the ability of the Company to realize the anticipated synergies and related benefits from the proposed transaction in the anticipated amounts or within the anticipated timeframes or at all; and the ability to maintain relationships with the Company’s and TBHC’s respective employees, customers, other business partners and governmental authorities. These and other important factors are discussed under the caption “Risk Factors” in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2024, filed with the Securities and Exchange Commission (the “SEC”) on February 25, 2025, Quarterly Report on Form 10-Q for the quarter ended September 30, 2025, filed with the SEC on November 14, 2025, and in our subsequent filings with the SEC.

Important Additional Information Regarding the Transaction Will Be Filed With the SEC

In connection with the proposed Merger, the Company and TBHC will file relevant materials with the SEC, including a Company registration statement on Form S-4 that will include a proxy statement of TBHC and will also constitute a prospectus of the Company, and a definitive proxy statement will be mailed to shareholders of TBHC. INVESTORS AND SECURITY HOLDERS OF THE COMPANY AND TBHC ARE URGED TO READ THE PROXY STATEMENT/PROSPECTUS THAT WILL BE INCLUDED IN THE REGISTRATION STATEMENT ON FORM S-4, AND OTHER RELEVANT DOCUMENTS FILED OR TO BE FILED WITH THE SEC IN CONNECTION WITH THE PROPOSED TRANSACTION OR INCORPORATED BY REFERENCE IN THE PROXY STATEMENT/PROSPECTUS (IF ANY) CAREFULLY AND IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION, THE PARTIES TO THE PROPOSED TRANSACTION AND THE RISKS ASSOCIATED WITH THE PROPOSED TRANSACTION. Investors and security holders will be able to obtain, without charge, a copy of the registration statement, the proxy statement/prospectus and other relevant documents filed with the SEC (when available) from the SEC’s website at www.sec.gov. Copies of the documents filed with the SEC by the Company will be available free of charge on the Company’s investor relations website at investors.beyond.com. Copies of the documents filed with the SEC by TBHC will be available free of charge on TBHC’s investor relations website at ir.kirklands.com.

Participants in the Solicitation

The Company, TBHC and certain of their directors, executive officers and other members of management may be deemed to be participants in the solicitation of proxies with respect to the proposed transactions. Information regarding the persons who may, under the rules of the SEC, be deemed participants in the solicitation of the shareholders of TBHC in connection with the proposed transactions, including a description of their direct or indirect interests, by security holdings or otherwise, will be set forth in the proxy statement/prospectus when it is filed with the SEC. Information regarding the Company’s directors and executive officers is contained in the Company’s definitive proxy statement in connection with its annual meeting of stockholders held in 2025, which was filed with the SEC on March 28, 2025. Information regarding TBHC’s directors and executive officers is contained in TBHC’s definitive proxy statement in connection with its annual meeting of shareholders held in 2025, which was filed with the SEC on June 30, 2025. Security holders and investors may obtain additional information regarding the interests of such persons, which may be different than those of the Company’s security holders generally, by reading the proxy statement/prospectus and other relevant documents regarding the transaction, which will be filed with the SEC. You may obtain these documents (when they become available) free of charge through the website maintained by the SEC at www.sec.gov and the Company’s or TBHC’s investor relations websites as described above.

No Offer or Solicitation

This communication is not intended to and does not constitute an offer to sell or the solicitation of an offer to subscribe for or buy or an invitation to purchase or subscribe for any securities or the solicitation of any vote or approval in any jurisdiction pursuant to the proposed transactions or otherwise, nor shall there be any sale, issuance or transfer of securities in any jurisdiction in contravention of applicable law. This communication does not constitute a prospectus or prospectus equivalent document.

No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act. In connection with the proposed transactions, the Company will file a registration statement on Form S-4 that will include a proxy statement of TBHC and will also constitute a prospectus of the Company. INVESTORS AND SECURITY HOLDERS OF THE COMPANY AND TBHC ARE URGED TO READ THE PROXY STATEMENT/PROSPECTUS AND OTHER DOCUMENTS THAT WILL BE FILED WITH THE SEC CAREFULLY AND IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BED BATH & BEYOND, INC.

By:	/s/ Adrianne B. Lee
Adrianne B. Lee

President and Chief Financial Officer

Date:	November 25, 2025